Common Stock and Stock Plans, Weighted Average Per Share Fair Value of Options Granted (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Weighted-Average per Share Fair Value of Options Granted and the Assumptions Used [Abstract]
Per share fair value of options granted	$ 3.78	$ 6.11	$ 3.29
Expected Volatility	32.70%	44.30%	53.90%
Expected dividends	$ 0.32	$ 0.20	$ 0.33
Expected term (in years)	1.0	1.3	4.5
Risk-free interest rate	0.20%	0.60%	1.80%